Exhibit 99.1

January 2012 Neil Warma President & CEO Opexa Therapeutics, Inc.

Forward-Looking Statements This presentation contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this presentation do not constitute guarantees of future performance. Investors are cautioned that statements in this presentation which are not strictly historical statements, including, without limitation, statements regarding the Company’s clinical development plans for Tovaxin, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including, without limitation, risks associated with the Company’s capital position, the ability of the Company to enter into and benefit from a partnering arrangement for the Company’s product candidate, Tovaxin, on reasonably satisfactory terms (if at all), and our dependence (if partnered) on the resources and abilities of any partner for the further development of Tovaxin, our ability to compete with larger, better financed pharmaceutical and biotechnology companies, new approaches to the treatment of our targeted diseases, our expectation of incurring continued losses, our uncertainty of developing a marketable product, our ability to raise additional capital to continue our treatment development program and to undertake and complete any further clinical studies for Tovaxin, the success of our clinical trials, the efficacy of Tovaxin for any particular indication, such as for relapsing remitting MS or secondary progressive MS, our ability to develop and commercialize products, our ability to obtain required regulatory approvals, our compliance with all Food and Drug Administration regulations, our ability to obtain, maintain and protect intellectual property rights (including for Tovaxin), the risk of litigation regarding our intellectual property rights, our limited manufacturing capabilities, our dependence on third-party manufacturers, our ability to hire and retain skilled personnel, our volatile stock price, and other risks detailed in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. We assume no obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any changes in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You should, however, review additional disclosures we make in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC. 2

•Proprietary T-cell technology platform allows for the production of patient-specific T-cell therapies fora variety of autoimmune diseases •Lead program, Tovaxin®, a personalized cellular immunotherapy for the first-line treatment of multiple sclerosis (MS) •Fast Track designation granted November 2011 by FDA for Tovaxin for treatment of Secondary Progressive Multiple Sclerosis (SPMS) •In-house cGMP manufacturing enables close control of process and COGS 3

Opexa’s Focus: Filling the Void in SPMS Treatment 4 Over 1 million people affected by SPMS worldwide… …only ONE FDA approved product for SPMS S PMS Opexa’s TOVAXIN®(projectedNOVANTRONE Limited use due to Black Box warning added to Novantrone’s prescribing information by the FDA in April 2005 Treating SPMS with a Safe and Effective Therapy

Tovaxin® 5 A personalized autologous T-cell immunotherapy, consisting of attenuated, patient-specific myelin reactive T-cells (MRTCs) against peptides of the three primary myelin proteins Proposed Mechanism The subcutaneous injection of a therapeutic dose (30-45 million cells) of Tovaxin stimulates the body’s immune system to recognize the bolus of injected cells as a peripheral source of ‘over represented’ MRTC , resulting in the induction of an opposing dominant negative ‘regulatory T-cell’ response: •Selective targeting by immune cells to down-regulate and eliminate similar myelin reactive T-cells within the CNS •An up-regulation of important regulatory cells (Foxp3+ and Tr1 cells) to reduce inflammation and provide possible neuroprotection

MRTCs’ Role in Multiple Sclerosis 6 •MRTCs cross the Blood Brain Barrier (BBB) into the central nervous system (CNS) from the periphery and bind to specific antigen presenting cells (APC) •Macrophages and microglial cells release OPN, IL-12/23, accompanied by T-cell dependent secretion of IFN-γ, IL-17 and tumor-necrosis factor alpha (TNFa) Result  Destruction of the myelin sheath •T-cells that clonally accumulate in the lesion are driven by defined protein antigens Antigen MRTC Opexa’s Strategy Identify which specific antigens within each individual patient may be targeted by the immune response

Tovaxin Manufacturing 7 Expansion of antigen specific T-cells Cryopreservation Formulation/ Irradiation of each dose as required Epitope profiling Administration: 5 subcutaneous injections/year Manufacturing and QC Dispensation 35 days Epitope Profiling 1 day 14 days - Red Cross - Blood Group Alliance

8 Year Year 3 Proprietary Assay Enables Annual Personalized Treatments Year 1 Conduct analysis of 109 peptides from all three key myelin proteins (MBP, MOG, PLP) Re-assess epitope profile annually to identify epitope drift Develop new formulation based on evolved epitope profile

Overview of Tovaxin Clinical Development SPMS Patients Endpoints Phase I/II trial10 EDSS ARR Baylor Trial26 EDSS ARR 9 RRMS Patients Endpoints Phase IIb150 MRI (lesion #) ARR[Phase IIb Subpopulation (ARR>1)] [50] EDSS Atrophy ARR Phase I/II Dose Range study16 ARR EDSS Phase I/II Extension study13 ARR EDSS•Five clinical trials have been conducted (in RRMS and SPMS patients) •356 patients enrolled •196 treated with Tovaxin •Safety demonstrated and clinical efficacy promising across broad spectrum of patients for relapsing and progressive MS

Safety endpoints Deaths No deaths occurred Serious Adverse Events (SAEs)•There were no SAEs related to Tovaxin treatment Most common adverse events•Mild to moderate injection site reaction only Complete Phase IIb Patient Population (n=150) Safety: ITT 10

Tovaxin RRMS Clinical Data Overview •Completed Phase IIb clinical trial in 150 RRMS patients; 33 sites in U.S. •mITT population (n=142) –37% reduction in ARR vs. placebo –ARR 0.214 vs. 0.339 –77% relapse free in Tovaxin group •Superior safety and promising efficacy demonstrated •Two End-of-Phase 2 meetings with FDA successfully completed 11

Tovaxin RRMS Prospective Study •Sub-population of patients (n=50) with more progressed/active disease profile (baseline ARR >1) most closely mirrors SPMS patients –73% relapse free –Significant improvement in disability (p=0.05) –56% reduction in ARR –88% reduction in whole-brain atrophy 12 56% Data Provide Support for Phase IIb Program in SPMS

•36 patients treated in three clinical trials •Promising efficacy observed •Disease stabilization in 80% of patients at two years •Significant reduction in relapse rates •Well-tolerated, no SAEs 13 Secondary Progressive MS: Clinical Overview

OPEXA THERAPEUTICS

Tovaxin Stabilizes Disease in SPMS

80% of subjects had no disease progression by EDSS at 2 years



Stabilization
vs.
Historical Progression
Percentage of Patients
100%
80%
60%
40%
20%
0%
80% *
20%
40%
Tovaxin (n = 35)
Historical Disease Progression **
Stable
Progressed

*A small percentage of patients showed an improvement (i.e. decrease in progression)

**Historical control: ESIMS Study, published Hommes Lancet 2004

14

Phase I and Phase I/II Studies Pooled - Annualized Relapse Rate (ARR) 15 Number of Relapses (ARR) •Patients (n=10) followed for 7,955 cumulative days (21.8 patient years) •Only 1 patient experienced 1 relapse One relapse observed in 21 years of cumulative patient follow up

Phase I and Phase I/II Studies Pooled - Change in MSIS Scores at 2 years 16 0.9% 1.2% 2.1% -5.1% -6.0%-4.0%-2.0%0.0%2.0%4.0%PhysicalPsychological12 Month (n=10) 18-24 Month (n=7) Negative percentage change indicates improvement from baseline Following two years of treatment, no worsening of physical condition and improvement in psychological condition

Overview of Tovaxin Clinical Development 17 Clinical Status: Five clinical trials completed with Tovaxin in 196 patients, many with multiple years of treatment Efficacy: Data shows reduction in Annualized Relapse Rate (ARR), slowing disease progression Safety & Tolerability: Appears superior to all marketed and developmental MS drugs

SPMS Phase IIb Trial Design •Double-blind, 1:1 randomized, placebo-controlled •180 Patients –SPMS population –Up to 30 sites in USA and Canada •Efficacy Endpoints: –Sustained progression measured by EDSS –Whole-brain atrophy –T2 lesions progressing to hypointense lesions (black holes) –Change in EDSS (disability) –Annualized Relapse Rate (ARR) •Safety Endpoints •2 years of treatment and assessment –Initiation 1H’2012, subject to securing the necessary resources; Completion 2H’201418

Scientific Advisory Board 19 Dawn McGuire, M.D., FAAN (Chair) •Advisory Council of the Gill Heart Institute •American Academy of Neurology •National Institute of Neurological Disorders and Stroke of the National Institutes of Health Hans-Peter Hartung, M.D. •Chair of Neurology at Heinrich-Heine University •President ECTRIMS •European Neurological Society •International Society for Neuroimmunology •International Federation of Multiple Sclerosis Societies •World Health Organization Advisory Board on Multiple Sclerosis Mark S. Freedman, M.D., FRCP, FAAN •Director of the Multiple Sclerosis Research Unit at Ottawa Hospital •Multiple Sclerosis Society of Canada, National MS Society(USA) •Americas Committee for Treatment and Research in MS •Consortium of MS Centres Paul O’Connor, M.D., FRCP •MS Clinic Director at St. Michael’s Hospital, University of Toronto •National Scientific and Clinical Advisor for the Multiple Sclerosis Society of Canada

Scientific Advisory Board Clyde Markowitz, M.D. •Director of the Multiple Sclerosis Center at the University of Pennsylvania •Professor of Neurology at the University of Pennsylvania School of Medicine in Philadelphia •Chairman of the Clinical Advisory Committee for the Delaware Valley National MS Society •American Academy of Neurology Doug Arnold, M.D. •James McGill Professor Neurology and Neurosurgery at the Montreal Neurological Institute of McGill University Arthur Vandenbark, Ph.D. •Co-Director of the Neuroimmunology Research Laboratory at the Portland Veterans Affairs Medical Center, Portland, Oregon •Director of the Tykeson Multiple Sclerosis Research Laboratory at Oregon Health And Science University •Professor of Neurology and Molecular Microbiology and Immunology Edward Fox, M.D., Ph.D. •Director of Multiple Sclerosis Clinic of Central Texas •Advisory Committee, Lone Star Chapter of the National Multiple Sclerosis Society •Consortium of Multiple Sclerosis Centers •Clinical Assistant Professor of Neurology, University of Texas Medical Branch 20

Milestones and Goals Secured $8.5 million financing to advance clinical trials (Q1’11 ) Presented Tovaxin Phase IIb data at the American Academy of Neurology (AAN) Meeting (Q2’11 ) Executed strategic agreements with the American Red Cross and the Blood Group Alliance, Inc. (Q2’11 ) Initiated the design and development of a proprietary Web-based system to manage patient and product flow throughout future clinical trials (Q2’11 ) Furthered discussions with Health Canada’s Biologics and Genetics Therapies Directorate to secure approval for future clinical trial development in Canada (Q3’11 ) FDA Fast Track approval for Tovaxin in SPMS (Q4’11 ) Secure resources to advance clinical development and initiate 24-month Phase IIb SPMS clinical trial in North America Initiate discussions with European Medicines Agency (EMA) for future pivotal studies Evaluate expansion of platform to other autoimmune indications and geographical territories 21

Financial Highlights •Basic Shares Outstanding 23 M Fully Diluted 35 M •Current Market Capitalization $23 M •52 week range $0.89-$2.99 •Monthly Burn $470,000 •Cash Position (9/30/11) $8.6 M 22

A Revolution in Cell Therapy Thank you